SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report
pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2005

KOMAG INCORPORATED

(Exact name of registrant as specified in its charter)

California (State or Other Jurisdiction of Incorporation)	0-16852 (Commission File Number)	94-2914864 (I.R.S. Employer Identification Number)

1710 Automation Parkway
San Jose, California 95131
(408) 576-2000
(Address, including zip code and telephone number, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01. Entry into a Material Definitive Agreement.

     On June 6, 2005, Komag, Incorporated issued a press release announcing that Komag and Komag USA (Malaysia) Sdn entered into a volume purchase agreement (VPA) with Western Digital Corporation (WDC), which terminates and replaces the existing agreement between the parties dated April 8, 1999, as amended. The VPA requires that Komag supply and WDC purchase certain specified media volumes and that Komag supply media from existing and new production capacity to meet such purchase requirements, subject to certain exceptions and grace periods. Komag’s supply obligations and WDC’s purchase obligations under the VPA are for an initial period of eighteen months after Komag has commenced full capacity production from its new capacity, subject to certain extension and renewal periods. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The above description of the VPA is qualified in its entirety by reference to the full text of the VPA, a copy of which will be filed as an exhibit to the Registrant’s quarterly report on Form 10-Q for the period ended July 3, 2005.

Item 2.02. Results of Operations and Financial Condition.

     On June 6, 2005, Komag, Incorporated issued a press release updating its business outlook for the second quarter of fiscal year 2005. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The information in this Form 8-K and the attached Exhibit 99.2 shall not be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, nor shall it be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release of Komag, Incorporated dated June 6, 2005 entitled “Komag and Western Digital Expand Business Relationship”
99.2	Press Release of Komag, Incorporated dated June 6, 2005 entitled “Komag Increases Revenue Outlook for Second Quarter of 2005, and Updated Media Capacity Plan”*

*	This exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

Komag, Incorporated (Registrant)
Dated: June 8, 2005	By:	/s/ Kathleen A. Bayless
Kathleen A. Bayless
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Komag, Incorporated dated June 6, 2005 entitled “Komag and Western Digital Expand Business Relationship”
99.2	Press Release of Komag, Incorporated dated June 6, 2005 entitled “Komag Increases Revenue Outlook for Second Quarter of 2005, and Updated Media Capacity Plan”*

*	This exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.